Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Geneva SMID Cap Growth Fund

Investor Class
(Trading Symbol: GCSDX)

Institutional Class
(Trading Symbol: GCSVX)

A series of Series Portfolios Trust

August 2, 2023

Supplement to the Summary Prospectus and Prospectus
dated December 29, 2022

This supplement makes the following amendments to disclosures in the Geneva SMID Cap Growth Fund’s Summary Prospectus and Prospectus.

The Geneva SMID Cap Growth Fund (the “Fund”) has a policy to invest, under normal circumstances, at least 80% of its net assets in small- and mid-cap companies. The Fund has revised the market capitalization range of small- and mid-cap companies for purposes of applying the Fund’s 80% policy. Previously, the Fund considered small- and mid-cap companies to be U.S. companies whose market capitalizations were generally within the market capitalization range of the companies represented in the Russell 2500™ Growth Index at the time of purchase. Effective immediately, small- and mid-cap companies are defined as U.S. companies that do not exceed the market capitalization of the largest company included in the Russell Midcap® Index at the time of purchase.

Accordingly, effective immediately, the Fund’s disclosures are revised as follows:

The second paragraph under the sub-heading “Principal Investment Strategies” on page 2 of the “Summary Section” of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

The Fund’s investment focus is on U.S. companies (companies that are headquartered or have primary operations in the U.S.) that are small capitalization (“small cap”) and medium capitalization (“mid cap”) companies. The Fund considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of purchase, although the Fund may invest in companies that have a market capitalization above the largest capitalized company included in the Russell Midcap® Index. As of June 30, 2023, the market capitalization range of companies comprising the Russell Midcap® Index was between $1.3 billion and $51.4 billion. Under normal circumstances, the Fund invests at least 80% of its net assets in small cap and mid cap companies. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Because the Fund seeks out long-term investments and may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations above the largest capitalized company included in the Russell

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084
Midcap® Index at any given time. In selecting growth stocks for the Fund, the Adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management and analysis of the company’s financial statements and public disclosures). In doing so, the Adviser seeks to identify companies with conservative balance sheets, high return on equity and return on assets, and high historical and projected revenue and earnings growth. The Adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). At times, the Adviser’s bottom-up investment selection process may result in the Fund’s portfolio being overweight or underweight in one or more sector or industries relative to the Russell 2500™ Growth Index, the Fund’s benchmark index.

The third and fourth paragraphs under the sub-heading entitled “Principal Investment Strategies” on page 5 of the Prospectus are hereby deleted and replaced with the following:

The Fund’s investment focus is on U.S. companies (companies that are headquartered or have primary operations in the U.S.) that are small capitalization (“small cap”) or medium capitalization (“mid cap”) companies. The Fund considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of purchase, although the Fund may invest in companies that have a market capitalization above the largest capitalized company included in the Russell Midcap® Index. As of June 30, 2023, the market capitalization range of companies comprising the Russell Midcap® Index was between $1.3 billion and $51.4 billion. Under normal circumstances, the Fund invests at least 80% of its net assets in small cap and mid cap companies. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security. Because the Fund seeks out long-term investments and may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the Fund’s holdings can have market capitalizations above the largest capitalized company included in the Russell Midcap® Index at any given time. In selecting growth stocks for the Fund, the Adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through research, meetings with management and analysis of the company’s financial statements and public disclosures). In doing so, the Adviser seeks to identify companies with conservative balance sheets, high return on equity and return on assets, and high historical and projected revenue and earnings growth. The Adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). At times, the Adviser’s bottom-up investment selection process may result in the Fund’s portfolio being overweight in one or more sectors or industries relative to the Russell 2500™ Growth Index, the Fund’s benchmark index (the “Benchmark Index”). However, the Fund will not emphasize any specific sector or industry. Under normal market conditions, the Adviser expects that the Fund’s portfolio Industry Classification Benchmark industry weights will not exceed two times that of the weighting for any industry relative to the Benchmark Index when the industry weight is equal to or greater than 15% of the Benchmark Index, and 30% when the industry weight is less than 15% of the Benchmark Index, utilizing the Industry Classification Benchmark structure. Additionally, the Fund will not hold individual exposures that would cause the Fund to concentrate its investments, as defined under the federal securities regulations.

A complete position will be sold from the portfolio when the Adviser believes there is a major negative change in the long-term outlook for the company or industry, if there is a change in the underlying fundamental of the company or if the company is acquired. The Adviser also may reduce a position when an individual stock holding represents more than 8% of the portfolio; lower conviction due to weakening company fundamentals; or the Adviser believes the stock has become overvalued based on the Adviser’s valuation and technical analysis. In addition, if a holding’s market capitalization is approaching or exceeds portfolio guidelines and sustains this level for a quarter, the Adviser will generally trim a position

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084
in an individual stock holding to 3% of the portfolio or less when the company has sustained a market cap two times the Russell Midcap® Index’s highest market capitalization for a quarter, or eliminate a position that sustains a market cap over three times the Russell Midcap® Index’s highest market capitalization for a quarter.

Please retain this supplement with your Prospectus and Summary Prospectus